CDC NVEST STAR GROWTH FUND

  Supplement dated August 20, 2004 to the CDC Nvest Star Funds Classes A, B and
   C Prospectus, dated May 1, 2004, as may be supplemented from time to time

On August 20, 2004, the Board of Trustees (the "Trustees") of CDC Nvest Funds Trust I approved an Agreement and Plan of Reorganization (the "Agreement") between CDC Nvest Star Growth Fund ("Star Growth Fund") and Loomis Sayles Growth Fund ("Loomis Growth Fund") pursuant to which the Loomis Growth Fund will acquire all assets and assume all liabilities of the Star Growth Fund in exchange for shares of the Loomis Growth Fund, to be followed immediately by the distribution of Loomis Growth Fund shares to the shareholders of the Star Growth Fund in complete liquidation of the Star Growth Fund. As a result of the transaction, shareholders of the Star Growth Fund will become shareholders of the Loomis Growth Fund by effectively "exchanging" their Star Growth Fund shares for shares of the same class of the Loomis Growth Fund. The transaction is subject to the approval of the shareholders of the Star Growth Fund. A special meeting of Star Growth Fund shareholders ("Special Meeting") is scheduled to be held on or about December 9, 2004 to consider the approval of the Agreement. Shareholders of the Loomis Growth Fund are not being asked to approve the transaction.

It is expected that the transaction will be treated as a tax-free reorganization. If, as expected, the transaction is tax-free, the Loomis Growth Fund will inherit any unrealized appreciation (or depreciation) on assets contributed by the Star Growth Fund (after the realization of any gains or losses from the sale of assets by the Star Growth Fund prior to the transaction, including sales made in anticipation of the transaction). At the shareholder level, after the merger, Star Growth Fund shareholders will have the same aggregate tax basis in the Loomis Growth Fund shares they receive as they will have had in the Star Growth Fund shares they exchange. In addition, Star Growth Fund shareholders will have a holding period in the Loomis Growth Fund shares they receive in the transaction that includes the holding period of the Star Growth Fund shares exchanged (provided that such shareholders have held their Star Growth Fund shares as capital assets). In addition, Star Growth Fund shareholders will own shares of the Loomis Growth Fund and, therefore, eventually will be allocated a proportionate share of any taxable gains realized by the Loomis Growth Fund that were not distributed to Loomis Growth Fund shareholders prior to the transaction. Shareholders should consult their tax advisers regarding other possible tax consequences of the transaction, including possible state and local tax consequences.

A notice of the Special Meeting, a Prospectus/Proxy Statement describing the proposed transaction and a proxy card are expected to be mailed in October to shareholders of record as of October 11, 2004 of the Star Growth Fund. If the Agreement is approved by Star Growth Fund shareholders and certain other conditions required by the Agreement are satisfied, the transaction is expected to occur on or around December 17, 2004 ("Transaction Date").

Prior to the Transaction Date, shareholders of the Star Growth Fund may redeem Fund shares pursuant to the procedures set forth in the Fund's Prospectus. Such redemptions will be subject to any applicable sales charges, including contingent deferred sales charges. Shareholders may also exchange their shares for shares of the same class of any other CDC Nvest Fund that offers that class, as described under "Fund Services - Exchanging Shares" in the Star Growth Fund's Prospectus. Such an exchange will not result in any sales charge. For federal income tax purposes, the redemption of Fund shares or an exchange of Fund shares for shares of another mutual fund is generally treated as a sale on which a gain or loss may be recognized. A shareholder should consult with his or her tax adviser for more information on his or her own situation.

Effective October 1, 2004, CDC IXIS Asset Management Distributors, L.P., the distributor for the Star Growth Fund will no longer accept new investments from shareholders in the Star Growth Fund. Effective December 3, 2004, CDC IXIS Asset Management Distributors, L.P. will no longer accept additional investments from current shareholders of the Star Growth Fund, including additional investments through automatic or systematic investment plans.


                                                                      SP238-0804